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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 APRIL 10, 2000

                                 TELESCAN, INC.
              Exact Name of Registrant as Specified in its Charter


         DELAWARE                    0-17508                  061489574
 -------------------------    ----------------------      ------------------
 State of Incorporation or    Commission File Number       I.R.S. Employer
       Organization                                       Identification No.

        5959 CORPORATE DRIVE
             SUITE 2000
           HOUSTON, TEXAS                                      77036
   ------------------------------                            ----------
   Address of Principal Executive                            (Zip Code)
              Offices

                                 (281) 588-9700
                         Registrant's telephone number,
                               including area code

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        (a) Previous Independent Accountants

            (i) On April 10, 2000, Telescan, Inc. (the "Registrant") dismissed Hein + Associates LLP as the Registrant's independent accountant.

            (ii) Neither of the reports of Hein + Associates LLP on the financial statements for the past two years contained an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The dismissal of Hein + Associates LLP was recommended and approved by the Audit Committee of the Board of Directors of the Registrant.

            (iv) During the Registrant's two most recent fiscal years and through the period from December 31, 1999 to April 10, 2000, there have been no disagreements with Hein + Associates LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hein + Associates LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

            (v) During the Registrant's two most recent fiscal years and through the period from December 31, 1999 to April 10, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

            (vi) The Registrant has provided Hein + Associates LLP with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K. The Registrant has requested Hein + Associates LLP to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form.

        (b) Newly Engaged Independent Accountants.

            (i) On April 10, 2000, the Registrant engaged Arthur Andersen LLP as its new independent accountant. Through April 10, 2000, neither the Registrant nor anyone on its behalf consulted Arthur Andersen LLP regarding (i) the application of accounting principles to any transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered by Arthur Andersen LLP on the Company's financial statements. In addition, through April 10, 2000, neither the Registrant nor anyone on its behalf has consulted Arthur Andersen LLP regarding any matter that was the subject of a disagreement (as defined in Regulation S-K Item 304(a)(i)(iv)) or a reportable event (as defined in Regulation S-K Item 304 (a)(1)(v)).

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.  The following exhibits are filed as part of this report:

      16.1 Letter, dated April 11, 2000, from Hein + Associates LLP to the Securities and Exchange Commission.

      16.2 Letter, dated April 11, 2000, from Hein + Associates LLP to Telescan, Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:      April 13, 2000

                                    TELESCAN, INC.


                                    By:  /S/ ROGER C. WADSWORTH
                                        Roger C. Wadsworth
                                        Senior Vice President

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